UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2006

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2006

February 26, 2007

Re: York Enhanced Strategies Fund, LLC – Annual Report 2006

Dear Investor:

The Company had a net return for the year ending December 31, 2006 of +13.74%.

Strong corporate earnings, mild inflation and abundant global liquidity triggered noteworthy gains in the investment markets around the world in 2006. These dynamics came to the fore in the second half of the year after anxieties about geopolitical events, rising inflation and higher interest rates derailed stocks in May and June. Although a spike in oil prices contributed to an overall rise in risk premiums, the high yield market was remarkably resilient and the global economy persevered. The favorable interest rate environment and generous credit markets encouraged a vigorous pace of buyouts fueled by private equity firms and strategic buyers.

Driven by global liquidity, the credit markets continued to tighten throughout the year, causing us to remain cautious in our selection of investments for the Company. We avoided “covenant lite” bank debt, holdco dividend deals and other highly leveraged credits. Instead, we focused on event driven credit opportunities, privately negotiated transactions and attractive relative value trades. Despite the challenges in the credit markets, the Company prospered in this environment as our largest position, Enron contributed outsized gains while credit events in the auto and airline sectors also added handsomely to returns. Positive contributors far outweighed laggards as the Company’s single largest contributor to performance more than outpaced the top 10 detractors.

Our single best performing asset in the Company for the year was an investment as creditors to the Enron Corporation trust. In April and October, creditors received payments in cash and Portland General Electric stock of $4.7 billion and $3.4 billion respectively from the bankrupt company. With bi-monthly “catch up” distributions added in, the trust has paid out approximately $9.4 billion since inception. Parts of the proceeds were derived from the sale of Prisma Energy, the international interests of Enron, Ashmore Energy International Ltd. bought Prisma for $2.9 billion, which was approximately three times its estimated value as filed in the Enron bankruptcy plan.

We also realized a number of other successful investments in the public credit markets. Most notably, we invested in the unsecured bonds of Delta Air Lines in May 2006 based on the thesis that the operating metrics of the industry were improving and that Delta was successfully restructuring its operations in bankruptcy. In November 2006, US Airways subsequently made a hostile bid for the company, driving up the price of the bonds 2.4x our initial purchase price. Other successful investments include the purchase of short-dated bonds in HCA, the purchase of unsecured bonds in Level 3 and the purchase of the bank debt and bonds in the Eurotunnel restructuring.

We also actively pursued privately negotiated transactions where there are currently more attractive yields. Our most notable privately negotiated transaction was the investment in September 2006 in United Insurance, a Florida-based residential property and casualty insurance company. We invested $20 million in the form of a 2nd lien loan and also received 4.75% of the company in the form of penny warrants. The 2nd lien was subsequently refinanced in February 2007 for a 1.18x return on invested capital and the Company still retains the warrants. We also invested in other private transactions such as a $13.0 million last-out 2nd lien investment to help finance the public-to-private buyout of Fox & Hound, a regional sports bar, and a $4.7 million 1st lien investment in the buyout of Baby Phat, a leading urban clothing company.

Looking toward 2007, we are cognizant of the richness of credit markets and are cautious about acquiring on-the-run issues that are priced at all time low spreads to Treasuries. We also recognize that some buyouts are burdening corporations with significant levels of debt that could imperil these companies if business conditions deteriorate. Against this backdrop, we have structured a diversified portfolio of credit positions and a small portion of equities positioned to target a range of corporate catalysts as we search for investment themes and companies that offer attractive risk-adjusted returns.

Finally, on January 30, 2007, Robert E. Joyal resigned from the Company’s Board of Directors due to his position on another Board that he had joined. We anticipate filling the Board vacancy in the near future.

We thank all of our investors for your continued support this year and as always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber

President

Total Investments by Sector:

The following table represents the Company’s holdings by sector at December 31, 2006 as a percentage of total investments.

Consumer Cyclical	16.8%
Consumer Non-Cyclical	15.4
Energy	15.3
Communications	14.7
Industrial	13.7
Financial	9.6
Health Care	6.1
Telecommunication Services	4.5
Information Technology	2.7
Materials	1.2
100.0%

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2006. The views and opinions in this letter were current as of February 26, 2007. They are not guarantees of performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of common shares.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2006

				Percentage of Net
Par Value		Description	Value	Assets

		FIXED INCOME SECURITIES#

		COMMUNICATIONS
	$1,000,000	Charter Communications Holdings II, LLC, 10.25%, due 9/15/10	$1,045,000
	3,000,000	Hughes Networks Systems, 9.50%, due 4/15/14	3,090,000
		West Corp.,##
	2,500,000	9.50, due 10/15/14	2,487,500
	10,000,000	11.00%, due 10/15/16	10,050,000
		TOTAL COMMUNICATIONS	16,672,500	5.1%

		CONSUMER CYCLICAL
	1,000,000	Adelphia Communications Corp., 9.375%, due 11/15/09*+	945,000
	5,000,000	Ford Motor Co., 4.25%, due 12/15/36	5,350,000
	2,000,000	Goodyear Tire & Rubber Co., 9.14%, due 12/01/09**##	2,000,000
	9,500,000	Leslie’s Poolmart, 7.75%, due 2/1/13	9,405,000
		Levi Strauss & Co.,
	2,000,000	8.875%, due 4/1/16	2,085,000
	12,000,000	10.12163%, due 4/1/12**	12,360,000
	3,500,000	Tenneco, Inc., 8.625%, due 11/15/14	3,587,500
		TOTAL CONSUMER CYCLICAL	35,732,500	10.9

		CONSUMER NON-CYCLICAL
	2,500,000	Baker & Taylor, Inc., 11.50%, due 7/1/13##	2,550,000
	250,000	Berry Plastics Corp., 9.235%, due 9/15/14**##	250,000
	5,000,000	Education Management LLC, 10.25%, due 6/1/16##	5,300,000
	5,290,000	Pathmark Stores, Inc., 8.75%, due 2/1/12	5,290,000
		Select Medical Corp.,
	7,500,000	7.625%, due 2/1/15	6,150,000
	2,300,000	11.175%, due 09/15/15**	1,868,750
	706,000	Stripes Acquisition LLC/Susser Finance Corp., 10.625%, due 12/15/13##	762,480
	15,000,000	Wimar Opco LLC, 9.625%, 12 /15/14##	14,962,500
		TOTAL CONSUMER NON-CYCLICAL	37,133,730	11.3

		ENERGY
		Enron Corp.,*+
JPY	500,000,000	0.97%, expired maturity	1,355,969
EUR	10,000,000	4.375%, expired maturity	3,065,189
	$2,500,000	6.31%, expired maturity	362,500
	2,500,000	0.00%, due 2/7/21	556,250
	6,500,000	8.25%, expired maturity	5,232,500
	2,500,000	8.31%, expired maturity	1,125,000
GBP	1,500,000	8.75%, due 2/23/07	1,849,507
	$5,000,000	Mariner Energy, Inc., 7.50%, due 4/15/13	4,925,000
		TOTAL ENERGY	18,471,915	5.6

		FINANCIALS
	4,420,520	Dana Credit Corp., 8.375%, due 8/15/07*##+	4,287,975
		Ford Motor Credit Co.,
	255,000	4.40%, due 1/20/09	232,050
	700,000	6.00%, due 1/20/15	623,000
	366,000	6.52%, due 3/10/13	322,080
	500,000	7.90%, due 5/18/15	465,000
	13,031,000	Mobile Satellite Ventures LP, 0.00%, due 4/1/13##++	8,893,658
		TOTAL FINANCIALS	14,823,763	4.5

		HEALTH CARE
		HCA Inc.,
	9,000,000	6.95%, due 5/1/12	8,482,500
	4,000,000	7.875%, due 2/1/11	4,000,000
	2,000,000	9.25%, due 11/15/16##	2,130,000
		TOTAL HEALTH CARE	14,612,500	4.5

		INDUSTRIAL
		Delta Airlines, Inc.,*+
	11,250,000	7.90%, due 12/15/09	7,453,125
	3,750,000	8.30%, due 12/15/29	2,484,375
		EuroTunnel,*+
GBP	1,000,000	EURLIBOR plus 1.25%, due 3/15/26	704,574
EUR	3,000,000	EURLIBOR plus 1.25%, due 4/3/40	1,424,142
	$5,115,000	Interpool, Inc., 6.00%, due 9/1/14	4,705,800
	7,000,000	Neenah Foundry Co., 9.50%, due 01/01/17##	7,000,000
		TOTAL INDUSTRIAL	23,772,016	7.2

		INFORMATION TECHNOLOGY
	5,000,000	Cherokee International Corp., 5.25%, due 11/1/08	3,962,500	1.2

		MATERIALS
	5,000,000	AGY Holding Corp., 11.00%, due 11/15/14##	5,000,000	1.5

		TELECOMMUNICATION SERVICES
		Level 3 Financing, Inc.
	4,000,000	11.80%, due 3/15/11**	4,240,000
	1,000,000	12.25%, due 3/15/13	1,135,000
	2,500,000	MetroPCS, 9.25%, 11/01/14##	2,593,750
	6,700,000	Motient Corp., Senior Secured, 12.00%, 11/30/07	6,767,000
		TOTAL TELECOMMUNICATION SERVICES	14,735,750	4.5

		TOTAL FIXED INCOME SECURITIES (COST — $173,176,914)	184,917,174	56.3

The accompanying notes are an integral part of the financial statements.

				Percentage of Net
Par Value		Description	Value	Assets

		LOAN PARTICIPATIONS AND TRADE CLAIMS#

		COMMUNICATIONS
EUR	7,355,895	Kabel Deutscheland, EURLIBOR plus 7.00%, due 11/12/14 (PIK)	$9,893,848
	$5,000,000	West Corp., Term Loan, USDLIBOR plus 2.75%, due 10/24/13	5,000,000
		TOTAL COMMUNICATIONS	14,893,848	4.5%

		CONSUMER CYCLICAL
	13,000,000	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 7.75%, due 5/12/11	13,000,000
		NPC Group Inc.,
	4,000,000	Term Loan B, USDLIBOR plus 3.00%, due 10/31/13	4,025,000
	8,500,000	2nd Lien Term Loan, USDLIBOR plus 6.50%, due 11/01/14	8,500,000
	4,975,000	Quizno’s Corp., Term Loan B, USDLIBOR plus 2.25%, due 5/5/13	4,950,125
		TOTAL CONSUMER CYCLI CAL	30,475,125	9.3

		CONSUMER NON-CYCLICAL
EUR	4,000,000	Audatex North America Inc., 2nd Lien Term Loan, EURLIBOR plus 5.50%, due 10/13/13	5,432,838
	$4,700,000	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 4.25%, due 7/18/11	4,700,000
		Gate Gourmet, Inc.,
	509,042	1st Lien Letter of Credit, USDLIBOR plus 2.75%, due 3/9/12	514,132
	3,513,792	1st Lien Term Loan, USDLIBOR plus 2.75%, due 3/9/12	3,548,931
	3,031,344	2nd Lien Term Loan, USDLIBOR plus 5.50%, due 3/19/13	3,122,283
	1,980,000	Georgia Pacific, Term Loan B, USDLIBOR plus 2.00%, due 12/20/12	1,980,000
	3,500,000	Merisant, Inc., 2nd Lien Term Loan, USDLIBOR plus 8.50%, due 6/11/10	3,570,000
		TOTAL CONSUMER NON-CYCLICAL	22,868,184	7.0

		ENERGY
	7,968,778	ATP Oil & Gas Corp., 1st Lien Term Loan, USDLIBOR plus 3.50%, due 4/14/10	8,068,388
	5,000,000	Calpine Corp. 2nd Lien Term Loan, PRIME RATE plus 4.75%, due 7/15/07 *+	5,575,000
	1,950,000	Covanta Energy Corp., 2nd Lien Term Loan, USDLIBOR plus 5.50%, due 6/24/13	1,989,000
		Enron Corp., +*
	10,000,000	Trade Claim 13923	3,550,000
	1,616,742	Trade Claim 99092	457,560
	383,258	Trade Claim 99093	108,443
	4,000,000	Trade Claim 99004	1,020,000
	6,000,000	Trade Claim 11342 and 11141	960,000
	11,016,146	Trade Claim 9314	2,171,117
	12,500,000	One Communications Corp., 1st Lien Term Loan B, USDLIBOR plus 4.00%, due 6/30/12	12,656,250
		Redbud Energy LP,
	2,521,477	Term Loan A, USDLIBOR plus 2.25%, due 10/24/11	2,319,760
	395,361	Term Loan B, USDLIBOR plus 2.75%, due 10/24/11	363,732
	2,000,000	TPF Generation Holdings, LLC, 2nd Lien Term Loan, USDLIBOR plus 4.25%, due 12/15/14	2,000,000
		TOTAL ENERGY	41,239,250	12.5

		FINANCIALS
	20,597,396	United Insurance, 2nd Lien Term Loan, 15.00%, due 9/19/11 (PIK)	19,124,682	5.8

		HEALTH CARE
	9,950,000	HealthSouth Corp., Term Loan B, USDLIBOR plus 3.25%, due 3/10/13	9,950,000
	10,000,000	Premier Dental Services, Term Loan, USDLIBOR 5.50%, due 6/10/13	10,000,000
		TOTAL HEALTH CARE	19,950,000	6.1

		INDUSTRIAL
GBP	5,000,000	BAA PLC, 2nd Lien Term Loan, GBPLIBOR plus 4.00%, due 11/11/11	9,822,447
	$15,000,000	Collins Industries , 2nd Lien Term Loan, USDLIBOR plus 6.25%, due 10/31/11	15,000,000
EUR	2,500,000	EuroTunnel, Tier 3 Junior Debt, EURLIBOR plus 1.25%, due 7/15/25 *+	2,868,064
	$4,000,000	N.E.W. Holdings I LLC, 2nd Lien Term Loan, USDLIBOR plus 7.00%, due 2/18/14	4,060,000
		TOTAL INDUSTRIAL	31,750,511	9.7

		TELECOMMUNICATION SERVICES
	6,560,000	Allegiance Telecom Liquidating Trust - B*+	459,200
	10,000,000	Level 3 Communications, Inc., USDLIBOR plus 3.00%, due 12/1/11	10,100,000
		TOTAL TELECOMMUNICATION SERVICES	10,559,200	3.2

		TOTAL LOAN PARTICIPATIONS AND TRADE CLAIMS (COST – $185,167,962)	190,860,800	58.1

Number of Shares

		EQUITY SECURITIES (Unless otherwise noted)

		COMMUNICATIONS
	131,821	AboveNet, Inc.*	7,909,260
	100,000	American Tower Corp.*	3,728,000
	1,433,041	Globix Corp.*	6,233,728
	471,961	Liberty Media Corp. - Interactive A*	10,180,199
	240,000	Motient Corp.*	2,376,000
	59,741	RCN Corp.*	1,801,191
	542,857	Univision Communications , Inc.*	19,227,995
		TOTAL COMMUNICATIONS	51,456,373	15.7

		CONSUMER CYCLICAL
	50,350	Sears Holdings Corp.*	8,455,276	2.6

		CONSUMER NON-CYCLICAL
	105,576	Nutreco Holding NV	6,875,967	2.1

		ENERGY
	1,096,850	Centurion Energy International, Inc.*	11,244,668
	300,000	Enron Corp., 7.00% (Preferred shares)*#+	3,300,000
	491,700	Infinity Bio-Energy, Ltd.*	2,620,761
	58,141	Kinder Morgan, Inc.	6,148,411
	61,818	NRG Energy, Inc.*	3,462,426
		TOTAL ENERGY	26,776,266	8.1

The accompanying notes are an integral part of the financial statements.

			Percentage of Net
Number of Shares	Description	Value	Assets

	FINANCIALS
119,512	American Express Co.	$7,250,793
10,000,000	Investment in Cerberus FIM Investors LLC*#	10,000,000
200,000	Shanghai Century Acquisition Corp.*	1,750,000
4,750	United Insurance*#	1,430,985
	TOTAL FINANCIALS	20,431,778	6.2%

	INDUSTRIAL
100,000	American Power Conversion Corp.	3,059,000
86,778	Atlas Air Worldwide Holdings, Inc.*	3,861,621
95,903	Spirit Aerosystems Holdings, Inc.*	3,209,873
	TOTAL INDUSTRIAL	10,130,494	3.1

	INFORMATION TECHNOLOGY
200,000	Ceridian Corp.*	5,596,000
800,000	CGI Group, Inc.*	5,589,069
	TOTAL INFORMATION TECHNOLOGY	11,185,069	3.4

	MATERIALS
100,000	AK Steel Holding Corp.*	1,690,000	0.5

	TOTAL EQUITY SECURITIES (COST – $128,786,141)	137,001,223	41.7

Par Value

	SHORT-TERM SECURITIES

	COMMERCIAL PAPER

	CONSUMER CYCLICAL
$20,000,000	Gannet Co., 5.30%, due 01/22/07@	19,935,467	6.1

	CONSUMER NON-CYCLICAL
20,000,000	Procter & Gamble, 2.76%, 02/05/07@	19,945,040	6.1

	INDUSTRIAL
12,000,000	General Electric Co., 5.86%, 01/16/07@	11,968,819	3.6

	TOTAL SHORT-TERM SECURITIES (COST – $51,858,867)	51,849,326	15.8

	TOTAL INVESTMENTS (COST – $538,989,884)	564,628,523	171.9
	OTHER LIABILITIES IN EXCESS OF ASSETS	(236,220,547)	(71.9)
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$328,407,976	100.0%

Notes to Portfolio of Investments:

*	Non-income producing security.
**	Reflects rate at December 31, 2006 on variable rate instruments.
#	Securities are valued at fair value. At December 31, 2006, $390,508,959 of securities were fair valued, representing 118.9% of net assets applicable to common shareholders.
##	Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.
+	Issuer in default. At December 31 , 2006, $51,315,490 of securities were in default, representing 15.6% of net assets applicable to common shareholders.
++	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
@	Interest rate reflects yield to maturity as of December 31, 2006.
PIK -	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
EURLIBOR - London Inter-Bank Offer Rate (Denominated in Euro currency)
GBPLIBOR - London Inter-Bank Offer Rate (Denominated in GBP currency)
USDLIBOR - London Inter-Bank Offer Rate (Denominated in USD currency)
PRIME RATE - Base rate U.S. banks charge for commercial loans.

Currency Type Abbreviations:

EUR        Euro

GBP        British Pound

JPY         Japanese Yen

The accompanying notes are an integral part of the financial statements.

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2006:

					Unrealized
	Contracts to			Settlement	Appreciation/
	Deliver	In Exchange For		Date	(Depreciation)
United States Dollar	$16,991,764	CAD	19,600,000	3/21/2007	$112,186
United States Dollar	27,137,493	EUR	20,700,000	3/21/2007	(250,746)
United States Dollar	10,506,375	GBP	5,400,000	3/21/2007	(64,935)
					$(203,495)

Currency Type Abbreviations:

CAD       Canadian Dollar

EUR        Euro

GBP        British Pound

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments - at value
(cost $538,989,884)	$564,628,523
Cash at bank	27,693,760
Cash due from broker	3,853,226
Receivable for investments sold	10,777,111
Interest and dividends receivable	5,073,213
Debt issuance costs, net of accumulated amortization of $804,671	4,938,206
Preferred shares offering costs, net of accumulated amortization of $376,746	2,312,057
Unrealized appreciation on forward foreign currency contracts	112,186
Other Assets	251,929
619,640,211
Liabilities
Senior revolving notes payable	162,000,000
Income and capital gain distributions payable on common shares	21,393,275
Payable for investments purchased	14,000,112
Accrued dividend payable on special share	9,225,930
Deferred placement fees payable	1,429,107
Interest payable on senior revolving notes	414,720
Unrealized depreciation on forward foreign currency contracts	315,681
Professional fees payable	232,149
Preferred dividends payable	205,647
Commitment fees payable	5,995
Accrued expenses and other payables	259,619
209,482,235
Preferred Shares
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 81,749 outstanding shares (108,999 shares authorized)	81,749,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Net assets applicable to common shareholders	$328,407,976

Net asset value per common share ($328,407,976/331,919 common shares outstanding)	$989.42

Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	313,263,575
Distributions in excess of net investment income	(10,630,363)
Accumulated net realized gain (loss)	245,190
Unrealized appreciation/(depreciation) on:
Investments	25,638,639
Forward foreign currency contracts and translations	(112,384)

Net assets applicable to common shareholders	$328,407,976

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2006

Investment income
Interest	$24,934,229
Dividends (net of foreign withholding taxes of $435,161)	2,112,956
Total Income	27,047,185

Expenses
Dividend expense on special share (Note 3)	9,225,930
Management fee (Note 3)	4,875,000
Amortization of debt issuance costs (Note 2)	718,105
Professional fees	706,954
Commitment fees (senior debt and preferred shares) (Note 1)	359,189
Amortization of offering costs (preferred shares) (Note 2)	336,216
Administration and transfer agent fees	207,112
Custodian fees	189,391
Directors’ fees and expenses (Note 3)	160,001
Other expenses	449,763
Expenses before interest expense	17,227,661
Interest expense (Note 1)	4,325,801
Total expenses	21,553,462
Net investment income	5,493,723

Realized and unrealized gain (loss) on investments, short sales and foreign currency transactions:
Net realized gain (loss) on:
Investments	12,009,612
Short sale transactions	(180,929)
Foreign currency transactions	(3,902,851)
Net realized gain	7,925,832
Net change in unrealized appreciation (depreciation) of:
Investments	25,524,199
Forward foreign currency contracts and translations	(112,384)
Net change in unrealized appreciation	25,411,815

Net realized and unrealized gain on investments, short sales, foreign currency transactions, forward foreign currency contracts and translations	33,337,647

Dividend distributions to preferred shareholders from net investment income	(2,042,091)

Net increase in net assets applicable to common shareholders resulting from operations	$36,789,279

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year ended	For the Period from
	December 31,	November 17, 2005* to
	2006	December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,493,723	$(877,409)
Net realized gain (loss)	7,925,832	(18,960)
Net change in unrealized appreciation	25,411,815	114,440
Dividend distributions to preferred shareholders from net investment income	(2,042,091)	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	36,789,279	(781,929)

Distributions to common shareholders from:
Net investment income	(12,818,181)	—
Net realized gains	(8,575,094)	—
Total distributions	(21,393,275)	—

Capital share transactions:
Proceeds from sale of common shares (169,419 and 162,500 shares, respectively)	162,443,700	162,500,000
Common shares placement and offering costs charged to paid-in capital	—	(11,149,799)
Net increase in net assets from capital share transactions	162,443,700	151,350,201

Net increase in net assets applicable to common shareholders	177,839,704	150,568,272

Net assets applicable to common shareholders - Beginning of period	150,568,272	—

Net assets applicable to common shareholders - End of period (including accumulated/ distributions in excess of net investment income (loss) of ($10,630,363) and ($686,618), respectively)	$328,407,976	$150,568,272

* Commencement of operations.

Statement of Cash Flows

For the Year ended December 31, 2006

Cash flows from operating activities:
Net increase (decrease) in net assets applicable to common shareholders from operations	$36,789,279
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales and maturities of long-term investments	458,483,576
Net short term investment purchases and sales transactions	(50,993,492)
Proceeds from securities sold short	12,249,652
Cover short sale transactions	(12,430,581)
Purchases of long-term investments	(896,053,439)
Increase in cash due from broker	(3,853,226)
Amortization of debt issuance costs	718,105
Amortization of preferred shares offering costs	336,216
Increase in interest and dividends receivable	(4,389,812)
Increase in other assets	(251,929)
Decrease in deferred placement fees payable	(1,820,893)
Increase in accrued dividend payable on special share	9,225,930
Decrease in management fee payable	(587,671)
Decrease in offering and organizational costs payable	(1,078,698)
Increase in preferred dividends payable	205,647
Decrease in commitment fees payable	(59,222)
Decrease in directors’ fees and expenses payable	(56,788)
Increase in interest payable on notes	414,720
Increase in professional fees payables	232,149
Increase in accrued expenses and other payables	40,032
Net unrealized appreciation of investments and short sales	(25,524,199)
Net realized gain on investments and short sales	(11,828,683)
Increase in unrealized depreciation on forward foreign currency contracts and translations	203,495
Accretion/amortization of discounts and premiums, net	(3,356,608)
Net cash used in operating activities	(493,386,440)
Cash flows from financing activities:
Proceeds from sale of common shares	162,443,700
Proceeds from sale of Series A-1 preferred shares	81,749,000
Proceeds from notes	162,000,000
Net cash provided by financing activities	406,192,700
Net decrease in cash	(87,193,740)
Cash at beginning of year	114,887,500
Cash at end of year	$27,693,760

Supplemental disclosure of cash flow information:
Interest paid on notes during the fiscal year	$3,911,081

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended	For the Period from
	December 31,	November 17, 2005* to
	2006	December 31, 2005

Selected data for a common share outstanding throughout the period.

Net asset value, beginning of period	$926.57	$1,000.00

Increase (decrease) in net assets from operations:
Net investment income (loss)**	19.73	(5.40)
Net realized and unrealized gain on investments**	114.90	0.58
Less: Dividend distributions to preferred shareholders**	(7.33)	—
Net increase (decrease) in net assets applicable to common shareholders from operations	127.30	(4.82)

Distributions to common shareholders from:
Net investment income	(38.62)	—
Net realized gains	(25.83)	—
Total distributions	(64.45)	—

Common shares placement and offering costs charged to paid-in capital	—	(68.61)

Net asset value, end of period	$989.42	$926.57
Total return per common share	13.74%	(7.34%	)^

Percentages and supplemental data:
Net assets, end of period (000’s)	$328,408	$150,568
Ratios to average net assets applicable to common shareholders:
Expenses (excluding interest expense and preferred share distributions) (Note 1)	7.19%	8.80	%(1)
Expenses (including interest expense and preferred share distributions) (Note 1)	9.85%	N/A
Expenses (including interest expense and preferred share distributions, but excluding dividend expense on special share) (Note 1)	6.00%	N/A
Net investment income (loss) (excluding interest expense and preferred share distributions) (Note 1)	4.10%	(4.83	)%(1)
Net investment income (loss) (including interest expense and preferred share distributions) (Note 1)	1.44%	N/A
Net investment income (loss) (including interest expense and preferred share distributions, but excluding dividend expense on special share) (Note 1)	5.29%	N/A
Asset coverage per preferred share (Note 1)	$6,999 (2)	—	(2)
Liquidation and market value per preferred share (Note 1)	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (Note 1)	$3,532 (3)	—	(3)
Liquidation value of preferred shares oustanding (000’s) (Note 1)	$81,750	$1
Aggregate principal amount of senior revolving notes oustanding (000’s) (Note 1)	$162,000	—
Portfolio turnover rate	159%	14	%^

*                 Commencement of operations.

**          Per share amounts are based upon the average number of common shares outstanding.

^                  Not annualized.

(1)          Annualized

(2)          Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares oustanding at the end of the period.

(3)          Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the period times $1,000.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2006

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Company received its initial funding on November 17, 2005 (the “Closing Date”) in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company’s objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares (“Common Shares”) in the amount of $325,000,000 (the “Common Commitments”), Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) in the amount of $108,999,000 (the “Preferred Commitments”), one Series A-2 preferred share (the “Special Share”) in the amount of $1,000, and debt (the “Notes”) in the amount of $216,000,000 (the “Debt Commitments”) (together, $650,000,000 of “Capital Commitments”). The Company has the ability to draw these Capital Commitments at various times. At December 31, 2006, $324,943,700 of the Common Commitments, $81,749,000 of the Term Preferred Commitments, the Special Share, as well as $162,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the “Feeder Funds”), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2006 owned 47.4% and 22.2%, respectively, of the Company’s issued and outstanding Common Shares. Shares of these Feeder Funds are offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company’s Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2006, 81,749 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2006, the average dividend rate was 5.38%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company’s option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term

Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $72,866 for the year ended December 31, 2006.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the “credit enhancer”), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares. In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional Directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2006, the Special Share was not entitled to a dividend. At December 31, 2006, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2006, $162,000,000 aggregate principal amount of the Notes were outstanding.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2006, the Company accrued $286,323 in commitment fees on the Debt Commitments. For the year ended December 31, 2006, the average interest rate was 5.54%. At December 31, 2006, the interest rate on the Notes was 5.76%.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, which if asserted, can have a detrimental effect on the Company and its common shareholders. The most important covenant is the maintaining of the highest rating given by the rating agencies, Standard & Poor’s and Moody’s, which primarily requires maintaining adequate “collateral” as defined by those agencies.

Subject to the terms of a pledge and intercreditor agreement, the Company has pledged substantially all the Company’s assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the notes, is subject to an administrative expense limit of 2% of the Capital Commitments through December 31, 2006 and thereafter 2% of the net asset value of the Company. For the year ended December 31, 2006, the Company did not exceed this limit.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation - The net asset value (“NAV”) per Common Share of the Company is calculated as of the last business day of each calendar quarter, in connection with each issuance of Common Shares by the Company and on such other dates as determined by York Enhanced Strategies Management, LLC (“York” or “the Investment Manager”) or the Board of Directors.

Security Valuation - Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company’s investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

Forward currency contracts are valued based upon quoted market prices.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Currency Translations - Assets and liabilities denominated in foreign currencies are reflected on the statement of assets and liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the statement of operations as a component of realized and unrealized gain/loss on the specific investment.

Security Transactions - Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Investment Income and Expenses - Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs - Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as preferred shares offering costs, an asset on the statement of assets and liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

In addition to payments made to them at the Closing Date, the Company’s private placement agency agreement with a major broker-dealer provides for the payment of placement fees for the Term Preferred Shares, commencing at the Closing Date through December 31, 2006 at the rate per annum of 0.25% of Capital Commitments and at the rate per annum of 0.25% of the Company’s investments portfolio (including cash) for the year ended December 31, 2007. Such fees, including an estimate by management for that portion of the fees based on future anticipated investments portfolios (including cash), are payable quarterly beginning March 31, 2006 and have been included in preferred shares offering cost on the statement of assets and liabilities.

Debt Issuance Costs - Costs incurred in connection with placing the Company’s Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass through entities such as the Company, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of the Interpretation must be incorporated no later than the last business day related to the Company’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Company, and at this time, does not believe the Company’s financial statements will be materially impacted by the adoption of this interpretation.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Company’s financial statements and disclosures, and at this time, does not believe the Company’s financial statements will be materially impacted by the adoption of this interpretation.

Federal Income Taxes - The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. Federal income tax purposes. It intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax has been made. However, the Company could be restricted from making distributions necessary to qualify as a RIC due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes. There can also be no assurance that the Company’s distributions, including but not limited to any dividend on the Special Share, may not be considered preferential and not meet the annual distribution requirements of a RIC. If the Company fails to qualify as a RIC, the resulting corporate income tax could substantially reduce the Company’s net assets and distributions.

At December 31, 2006, the Federal income tax cost basis of securities was $539,387,047 and, accordingly, net unrealized appreciation for Federal income tax purposes was $25,241,476 of which $28,463,373 related to appreciated securities and $3,221,897 related to depreciated securities.

Dividends and Distributions to Common Shareholders - Dividends and distributions are recorded on the ex-dividend date. The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, wash sales, forward foreign currency contracts, straddles, debt issuance costs and accrued dividends on preferred shares. Permanent differences are primarily due to differing treatments of paydowns, foreign currency and preferred stock offering costs and resulted in a decrease to distributions in excess of net investment income (loss) of $577,196, an increase to accumulated realized gains of $913,412 and a decrease in paid-in capital to common shareholders of $336,216 at December 31, 2006.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid to common shareholders and holders of Term Preferred shares during 2006 from ordinary income and long-term capital gain were $23,435,366 and $0, respectively. There were no distributions paid during 2005.

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Unrealized
Undistributed	Long-Term	Appreciation/
Ordinary Income	Capital Gain	(Depreciation)
$3,528,102	$—	$25,241,476

Indemnifications - Under the Company’s organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Management Fees and Other Transactions with Affiliates:

Management Fee - York, a New York limited liability company, is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee (“Management Fee”), payable quarterly, at a rate initially equal to 0.75% per annum of the Management Fee Capital as of each calendar quarter end. Management Fee Capital during the period commencing on the Closing Date and ending on December 31, 2006 is defined as the sum of (a) the aggregate Common Commitments, regardless of whether the Company has drawn down such commitments, (b) the aggregate Preferred Commitments, regardless of whether the Company has drawn down such commitments, and (c) the aggregate Debt Commitments, regardless of whether the Company has drawn down or repaid such commitments. Thereafter, Management Fee Capital is the quarter-end value of the Company’s investments portfolio (including cash). After December 31, 2007, the Management Fee rate will be equal to 1.00% per annum.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the “Carried Interest”) equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York, are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. For the year ended December 31, 2006, the Company accrued $9,225,930 of Carried Interest, which is reflected on the Statement of Operations as dividend expense on special share and reflected on the Statement of Assets and Liabilities as accrued dividend payable on special share. As of December 31, 2006, York was not entitled to a Carried Interest payment.

Directors’ Fees - Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders - Included in net assets applicable to common shareholders is approximately $25,000,000 attributable to affiliates of York.

4. Investment Transactions:

During the year ended December 31, 2006, the Company made purchases and sales totaling $907,133,978 and $480,525,090, respectively, of investment securities excluding U.S. Government securities and short-term investments.

5. Investment Risks:

The Company’s investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Credit risk - Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established, reputable brokers.

The clearing and depository operations for the Company’s securities transactions are provided by JPMorgan Chase Bank, N.A. and Goldman Sachs Group, Inc. The Company is subject to credit risk should JPMorgan Chase Bank, N.A. or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company’s exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company’s statement of assets and liabilities.

Interest rate risk - The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk - The Company invests in assets or have liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in currencies other than the United States Dollar.

Liquidity risk - Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk - The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

6. Due from Broker:

As of December 31, 2006, cash due from broker represents monies pledged as collateral for open short positions. Interest is earned on credit balances maintained at the broker. At December 31, 2006, the Company had no open short positions.

7. Subsequent Event:

On March 1, 2007, the Company drew the remainder of its Preferred Commitments in the amount of $27,250,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

of the York Enhanced Strategies Fund, LLC.:

We have audited the accompanying statement of assets and liabilities of the York Enhanced Strategies Fund, LLC. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period from November 17, 2005 to December 31, 2005 were audited by another independent registered public accounting firm, whose report, dated March 13, 2006, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the York Enhanced Strategies Fund, LLC. at December 31, 2006, and the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 5, 2007

YORK ENHANCED STRATEGIES FUND, LLC

Director & Officer Information

December 31, 2006 (Unaudited)

Independent Directors:

				Number of
				Funds in
	Position(s)	Term of		Complex
Name, Date of Birth and	held with	Office* and Length		Overseen
Address of Director	Company	of Time Served	Principal Occupation(s) During Past 5 Years	by Director	Other Directorships Held

Robert E. Joyal, Born January, 1945 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee (Resigned as of 01/30/07)	Since 2005	Mr. Joyal is currently retired. From 2001 to 2003, he was president of Babson Capital Management. From 1999 to 2003, he was president of MassMutual Corporate Investors and MassMutual Participation Investors.	1

Director of various funds within the MassMutual Financial Group fund complex; Pemco Aviation Group (Aircraft Maintenance and Overhaul); Jefferies Group Inc. (Investment Bank); Various Private Equity and Turnaround Funds operating in Israel and sponsored by First Israel Mezzanine Investors.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1

Director - BNY Hamilton Funds, Inc. (Bank of New York proprietary mutual fund group); BNY/Ivy Multi-Strategy Hedge

Fund of Funds LLC (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman - The Museum of the City of New York. Trustee - Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committee of the Starwood Global Opportunity Fund VII.

Interested Directors:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

Officers:

	Position(s)	Term of
Name, Date of Birth and	held with	Office* and Length
Address of Executive Officer	Company	of Time Served	Principal Occupation(s) During Past 5 Years

James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005

Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005

Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

* Each Director and Officer serves an indefinite term, until his or her successor is elected.

Additional information about the Company’s Directors can be found in the Company’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”.

York Enhanced Strategies Fund, LLC

Change in Accountants

December 31, 2006 (Unaudited)

On September 20, 2006, PricewaterhouseCoopers LLP (“PWC”) informed the Chairman of the Audit Committee of the Company that PWC would resign as the independent registered public accounting firm of the Company effective immediately. The resignation resulted from an acquisition by York Global Finance I Pte. Ltd., of Psagot Ofek, an Israeli mutual fund company, that impaired the independence of PWC.

PWC’s report on the Company’s financial statements for the period November 17, 2005 (commencement of operations) through December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the period November 17, 2005 (commencement of operations) through December 31, 2005 and the interim period from January 1, 2006 through September 20, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period.

During the period November 17, 2005 (commencement of operations) through December 31, 2006 and the interim period from January 1, 2006 through September 20, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On December 20, 2006, the Audit Committee appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The Audit Committee formally engaged E&Y on February 5, 2007 after E&Y concluded its standard client evaluation procedures. During November 17, 2005 (commencement of operations) through December 31, 2005 and the interim period from January 1, 2006 through February 5, 2007, neither the Company nor anyone on its behalf has consulted with E&Y regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

YORK ENHANCED STRATEGIES FUND, LLC

Federal Tax Information

December 31, 2006 (Unaudited)

Certain tax information for the Company is required to be provided to shareholders based upon the Company’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

The percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2006 was 1.64%.

For the fiscal year ended December 31, 2006, certain dividends paid by the Company may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of ordinary income distributions treated as qualified dividends for the fiscal year ended December 31, 2006 was 10.84%.

For the fiscal year ended December 31, 2006, the Company designated as ordinary distributions paid from qualified interest income and short-term capital gains were $12,371,084 and $8,575,094, respectively.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2006

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company’s first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company’s policies and procedures with respect to the voting of proxies relating to the Company’s portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300. The Company’s policies and procedures with respect to voting of proxies and the proxy voting history is also available on Form N-PX, which can be found by accessing the SEC’s website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics. On December 6, 2006, the code of ethics was amended and restated to clarify and simplify the requirements under the code of ethics and to coordinate requirements under the code of ethics applicable to the Registrant to be the same as, among other things, the requirements for the Investment Manager of the Registrant. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $75,000 for fiscal year 2005 and approximately $175,000 for fiscal year 2006.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for audit-related services of the Registrant were approximately $24,000 for fiscal year 2005, relating to agreed upon procedures for the initial funding of the Registrant, and there were no such fees billed for fiscal year 2006.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $5,000 for the fiscal year 2005 and approximately $20,000 for fiscal year 2006.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR, are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) through (d) above were approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser were approximately $250,000 for fiscal year 2005 and $0 for fiscal year 2006.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee of the Board of Directors has not considered whether any such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments. It is also the policy of the Registrant to direct York Enhanced Strategies Management, LLC, (the “Investment Manager”) to follow these policies and procedures.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of five years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Fund will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by a committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Alan H. Cohen, manage the day-to-day management of the Company’s investments. The Investment Committee reviews and discusses the purchase and sale of Company investments. Any purchase or sale of any Company investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Mr. Dinan founded York Capital in September 1991 and is the Chief Executive Officer of York Capital and a managing member of the managing partner of York Capital. From 1985 to 1991, Mr. Dinan worked at Kellner, DiLeo & Co., where he became a general partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Mr. Dinan was a member of the Investment Banking Group of Donaldson, Lufkin & Jenrette, where he was involved in a broad range of corporate finance and merger and acquisition activities. Mr. Dinan received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Mr. Schwartz joined York Capital in March 1993 and is a Senior Managing Director of York Capital, the Chief Investment Officer of York Capital, and a managing member of the managing partner of York Capital. From July 1990 to March 1993, he was an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Division, and then was a member of the Global Equity Derivatives Department. Mr. Schwartz received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

ALAN H. COHEN. Mr. Cohen joined York Capital in March 1998 and is a Senior Managing Director and a member of the managing partner of York Capital. From 1996 to 1998, he was Vice President and an Analyst for Franklin Mutual Advisers. From 1994 to 1996, he was Director of High Yield Trading at Smith Barney. From 1991 to 1994, Mr. Cohen traded high yield and distressed bonds at Donaldson, Lufkin & Jenrette. From 1986 to 1991, he analyzed and traded high yield bonds at Goldman Sachs & Co. Mr. Cohen received a B.S. in Economics from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

Except for the Company, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for over ten investment vehicles, which are hedge funds. The assets under management (“AUM”) for these funds is in excess of $7 billion in the aggregate. An affiliate of the Investment Manager also serves as investment manager for two managed accounts, and the AUM for these managed accounts is approximately $300 million in the aggregate (together with the hedge funds, the “Unregistered Funds”).

The Investment Manager is an affiliate of JGD Management Corp., which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with JGD Management Corp. JGD Management Corp. is a registered investment advisor and provides administrative and investment advisory services to the investment vehicles described in the previous paragraph, including the Company (collectively, the “Funds”).

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Company and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Company’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Company to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Company, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights. The Investment Manager, the Company and their related companies expect to apply for an exemption from these regulations. There are no assurances that the SEC will grant the request.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Company and of the Investment Manager.

Persons subject to the Company’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                          when in possession of inside information;

•                                          transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                          transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                          transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                          acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Company’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager has in place procedures to identify conflicts it may have in voting proxies. In the event of a conflict, the Investment Manager may either:  (a) abstain from voting if the vote is not likely to be affected; (b) retain a disinterested third party adviser to advise on the vote; (c) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (d) in the case of the Company, vote the shares as directed by a committee of independent directors; or (e) take such other actions, as may be appropriate in the particular context.

The Investment Manager serves as an investment adviser solely to the Company. The Company imposes minimum investment limits upon investors in the Company that can be waived in certain circumstances. Generally, the minimum investment permitted in the Company is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies agree, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade, and in what amounts. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the size of the particular Fund for which he is principally responsible might warrant proportionally. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Company makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

All three members of the Investment Committee are portfolio managers and partners of York Capital Management. All receive a base salary of approximately $300,000 per year. In addition, as partners, all share in the net profits of the firm.

Beneficial Ownership of the Company by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Stock of the Company. Alan Cohen owns approximately $500,000 of Common Stock of the Company.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported in a timely manner.

(b) None.

ITEM 12.  EXHIBITS.

(a)(1) None.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:

   /S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: March 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

   /S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: March 12, 2007

By:

   /S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: March 12, 2007